LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Supplement dated December 2, 2020 to the

Summary Prospectus dated April 1, 2020

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 12 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Alan R. Kurtz, Portfolio Manager	2003
Jeremy I. Lehmann, Portfolio Manager	2020

Please retain this document for your future reference.